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                                                                   EXHIBIT 10.15



                 THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED
               LOAN AND SECURITY AGREEMENT AND WAIVER OF DEFAULT

     THIS THIRD AMENDMENT TO THE FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND WAIVER OF DEFAULT (this "Amendment") is made as of June 30, 1999, by and among FLEET CAPITAL CORPORATION, a Rhode Island corporation (the "Lender"), and D&K HEALTHCARE RESOURCES, INC. ("D & K"), JARON, INC. ("Jaron") and JEWETT DRUG CO., a South Dakota corporation ("Jewett") (D & K, Jaron and Jewett are sometimes hereinafter referred to individually as "Borrower" and collectively as "Borrowers").

                             Preliminary Statements

     A. Lender, and Borrowers are parties to that certain Fourth Amended and Restated Loan and Security Agreement dated as of August 7, 1998 (as amended, restated or renewed from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Loan Agreement.

     B. D & K has requested that Lender waive certain provisions of the Loan Agreement and amend certain provisions of the Loan Agreement to allow for the Capital Base to be lower than the amount required in the Loan Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Waiver of Default. The Borrowers are in default (the "Default") of the provisions of Section 8.3(C) of the Loan Agreement [RELATING TO MAINTENANCE OF CAPITAL BASE] in that the Borrowers maintained a Capital Base for the period of June 1, 1999 through June 30, 1999 of $1,480,106, and the Loan Agreement requires the Borrower's Capital Base to be not less than $3,000,000 during such period. Upon the terms and subject to the conditions set forth in this Amendment, the Lender hereby waives the Default. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrowers to any other or further waiver in any similar or other circumstances.

     2. Amendment of Capital Base Covenant. Section 8.3(C) of the Loan Agreement [RELATING TO MAINTENANCE OF CAPITAL BASE] is hereby deleted in its entirety and replaced with the following new Section 8.3(C):

                     (C) Maintenance of Capital Base. Maintain at all times during the periods specified below a Capital Base in an amount not less than the amount shown below for the period corresponding thereto (excluding any purchases by D & K of its own stock made between May 20, 1999 and June 1, 2000 pursuant to a consent letter from Lender dated May 20, 1999):

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               Period                                    Amount
               ------                                    ------

June 1, 1999 through December 30, 1999                 $1,480,000

December 31, 1999 through June 29, 2000                $3,000,000

June 30, 2000 through June 29, 2001                    $10,000,000

June 30, 2001 and thereafter                           $20,000,000

     3. No Claims. Borrowers acknowledge that there are no existing claims, defenses (personal or otherwise) or rights of set-off or recoupment whatsoever with respect to any of the Loan Documents. Borrowers agree that this Amendment in no way acts as a release or relinquishment of any Liens in favor of the Lender securing payment of the Obligations.

     4. Miscellaneous. Except as expressly set forth herein, there are no agreements or understandings, written or oral, between any Borrower and Lender relating to the Loan Agreement and the other Loan Documents that are not fully and completely set forth herein or therein. Except to the extent specifically waived or amended herein or in any of the documents, instruments, or agreements delivered in connection herewith, all terms and provisions of the Loan Agreement and the other Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect in accordance with the respective terms thereof. This Agreement may be executed in one or more counterparts, and by different parties on different counterparts. All such counterparts shall be deemed to be original documents and together shall constitute one and the same agreement. A signature of a party delivered by facsimile or other electronic transmission shall be deemed to be an original signature of such party.

     IN WITNESS WHEREOF, this Amendment has been executed and delivered by the duly authorized representatives of the parties as of the date first above written.


                                         FLEET CAPITAL CORPORATION


                                         By:/s/ Edward M. Bartkowski
                                            ------------------------------------
                                            Name: Edward M. Bartkowski
                                            Title: Vice President




                                         D & K HEALTHCARE RESOURCES, INC.


                                         By:/s/ Thomas S Hilton
                                            ------------------------------------
                                            Name: Thomas S Hilton
                                            Title: SR. VP. & CFO

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                                        JARON, INC.

                                        By:/s/ Martin D. Wilson
                                           -------------------------------------
                                           Name:  Martin D. Wilson
                                           Title: Officer - Pres.


                                        JEWETT DRUG CO.


                                        By:/s/ Martin D. Wilson
                                           -------------------------------------
                                           Name: Martin D. Wilson
                                           Title: Vice Chairman